Goodwill and Other Acquired Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Acquired Intangible Assets
GOODWILL AND OTHER ACQUIRED INTANGIBLE ASSETS
Goodwill
Changes to the carrying amount of goodwill by reporting unit for the years ended December 31, 2018 and 2017 are provided in the following table.

(Dollars in thousands)	IBERIABANK	Mortgage	LTC	Total
Balance, December 31, 2016	$698,513	$23,178	$5,165	$726,856
Goodwill acquired and adjustments during the year	462,046	—	—	462,046
Balance, December 31, 2017	$1,160,559	$23,178	$5,165	$1,188,902
Goodwill acquired and adjustments during the year	43,251	—	3,380	46,631
Balance, December 31, 2018	$1,203,810	$23,178	$8,545	$1,235,533

On March 23, 2018, the Company completed its acquisition of Gibraltar. In connection with the acquisition, the Company recorded $64.3 million of goodwill based on fair value estimates of the assets acquired and liabilities assumed in the business combination as of December 31, 2018. On January 12, 2018, the Company's subsidiary, LTC, completed its acquisition of SolomonParks. In connection with the acquisition, LTC recorded $3.4 million of goodwill based on fair value estimates. In addition, measurement period adjustments to fair value estimates related to the acquisition of Sabadell United were updated during 2018, reducing goodwill by $21.0 million. The accounting for the acquisitions of Gibraltar, SolomonParks and Sabadell United was complete as of December 31, 2018. See Note 3 for additional information regarding these acquisitions.
The Company performed the required annual goodwill impairment test as of October 1, 2018. The Company’s annual impairment test did not indicate impairment in any of the Company’s reporting units as of the testing date. Following the testing date, management evaluated the events and changes that could indicate that goodwill might be impaired and concluded that a subsequent test was not necessary.
Title Plant
The Company held title plant assets recorded in “other intangible assets” on the Company's consolidated balance sheets totaling $6.8 million on December 31, 2018 and $6.7 million at December 31, 2017. The increase in title plant assets was the result of the SolomonParks acquisition during the first quarter of 2018. No events or changes in circumstances occurred during 2018 to suggest the carrying value of the title plant was not recoverable.
Intangible assets subject to amortization
In connection with the acquisition of Gibraltar, the Company recorded $18.5 million of core deposit intangible assets. Core deposit intangible assets are subject to amortization over a ten year period. In connection with the acquisition of SolomonParks, the Company recorded $156 thousand of non-compete agreement intangible assets. Non-compete agreement intangible assets are subject to amortization over a five year period. Definite-lived intangible assets had the following carrying values included in “other intangible assets” on the Company’s consolidated balance sheets as of December 31:

	2018			2017
(Dollars in thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Core deposit intangible assets	$136,183	$(63,213)	$72,970	$127,957	$(51,971)	$75,986
Customer relationship intangible asset	1,385	(1,323)	62	1,143	(996)	147
Non-compete agreement	206	(72)	134	63	(39)	24
Total	$137,774	$(64,608)	$73,166	$129,163	$(53,006)	$76,157

The related amortization expense of intangible assets is as follows:

(Dollars in thousands)	Amount
Aggregate amortization expense for the years ended December 31:
2016	$8,415
2017	12,590
2018	21,678

(Dollars in thousands)
Estimated amortization expense for the years ended December 31:
2019	$18,363
2020	14,500
2021	10,208
2022	7,711
2023	6,410
2024 and thereafter	15,974